UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2004

Duquesne Light Holdings, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	1-10290 (Commission File No.)	25-1598483 (IRS Employer Identification No.)

411 Seventh Avenue

Pittsburgh, PA 15219

412-393-6000

Address of principal executive offices; zip code; registrant’s telephone number, including area code

Duquesne Light Company

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	25-0451600 (IRS Employer Identification No.)

411 Seventh Avenue

Pittsburgh, PA 15219

412-393-6000

Address of principal executive offices; zip code; registrant’s telephone number, including area code

Item 9.	Regulation FD Disclosure.

On March 23, 2004, the officers of Duquesne Light Holdings, Inc. will be making a presentation to the investment community in Boston. The presentation will incorporate and confirm statements originally made public in Duquesne Light Holdings’ analyst conference calls and webcasts of December 16, 2003 and January 30, 2004, as reflected in the slides included as Exhibit 99.1 hereto. The presentation includes forward-looking statements; see the more detailed discussion thereof on Slide 2 of Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc.

(Registrant)

Date	March 23, 2004	/s/ Stevan R. Schott

(Signature)
Stevan R. Schott Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Company

(Registrant)

Date	March 23, 2004	/s/ Stevan R. Schott

(Signature)
Stevan R. Schott Senior Vice President and Chief Financial Officer